SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 19, 2003 (August 7, 2003 )

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.2
EXHIBIT 99.3

INFORMATION TO BE INCLUDED IN THE REPORT

     On August 7, 2003, Phoenix Footwear Group, Inc. (the “Company”) completed its acquisition of H.S. Trask & Co. (“H.S. Trask”), a Montana-based designer of men’s casual boots and shoes. Pursuant to an Agreement and Plan of Merger dated June 16, 2003, as amended, the Company’s wholly-owned subsidiary, PFG Acquisition, Inc., purchased approximately 94% of the outstanding preferred stock of H.S. Trask in a cash tender offer for a price of $2,569,074, on August 6, 2003. The Company then purchased the remaining preferred stock, and all the common stock of H.S. Trask through a merger effected on August 7, 2003 between H.S. Trask and PFG Acquisition, Inc., in exchange for 700,000 shares of the Company’s common stock, and additional cash consideration of $295,817.

     The Registrant hereby amends its Report on Form 8-K, filed with the Securities and Exchange Commission on August 22, 2003, to update its report of this transaction and file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

Item 7. Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired. The financial statements required to be filed are attached hereto as Exhibit 99.2.

          (b) Pro Forma Financial Information. The pro forma financial information required to be filed is attached hereto as Exhibit 99.3.

     (c) Exhibits.

Exhibit No.	Description

10.1	Agreement and Plan of Merger dated as of June 16, 2003, by and among the Company, H.S. Trask & Co., PFG Acquisition, Inc. and Nancy Delekta as stockholder representative (incorporated by reference to the Quarterly Report on Form 10-Q filed August 12, 2003 by Phoenix Footwear Group, Inc. (SEC File No. 001-31309)).

10.2	Letter Amendment to Agreement and Plan of Merger dated August 6, 2003, by and among the Company, H.S. Trask & Co., PFG Acquisition, Inc. and Nancy Delekta as stockholder representative (incorporated by reference to the Quarterly Report on Form 10-Q filed August 12, 2003 by Phoenix Footwear Group, Inc. (SEC File No.001-31309)).

23.1	Consent of Anderson ZurMuehlen & Co., P.C., (relates to financial statements of H.S. Trask & Co.)

99.1	Press Release issued by Phoenix Footwear Group, Inc., dated August 8, 2003 (incorporated by reference to the Periodic Report on Form 8-K filed August 12, 2003 by Phoenix Footwear Group, Inc. (SEC File No.001-31309)).

99.2	Financial Statements of Businesses Acquired.

99.3	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: September 19, 2003	By:	/s/ James R. Riedman
James R. Riedman Chairman and CEO

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Plan of Merger dated as of June 16, 2003, by and among the Company, H.S. Trask & Co., PFG Acquisition, Inc. and Nancy Delekta as stockholder representative (incorporated by reference to the Quarterly Report on Form 10-Q filed August 12, 2003 by Phoenix Footwear Group, Inc. (SEC File No.001-31309)).

10.2	Letter Amendment to Agreement and Plan of Merger dated August 6, 2003, by and among the Company, H.S. Trask & Co., and PFG Acquisition, Inc., and Nancy Delekta as stockholder representative (incorporated by reference to the Quarterly Report on Form 10-Q filed August 12, 2003 by Phoenix Footwear Group, Inc. (SEC File No.001-31309)).

23.1	Consent of Anderson ZurMuehlen & Co., P.C., (relates to financial statements of H.S. Trask & Co.)

99.1	Press Release issued by Phoenix Footwear Group, Inc., dated August 8, 2003 (incorporated by reference to the Periodic Report on Form 8-K filed August 12, 2003 by Phoenix Footwear Group, Inc. (SEC File No.001-31309)).

99.2	Financial Statements of Businesses Acquired.

99.3	Pro Forma Financial Information